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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 30, 2004


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                    333-113636              20-0842986
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 (STATE OR OTHER JURISDICTION          (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                        10179
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    (ADDRESS OF PRINCIPAL                               (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000




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Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of July 1, 2004, among Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, as depositor, EMC Mortgage Corporation, a Delaware corporation, as seller and as company, Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator and U.S. Bank National Association, as trustee.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BEAR STEARNS ASSET BACKED SECURITIES I LLC



                                   By: /s/ Baron Silverstein
                                      ----------------------------------------
                                   Name:   Baron Silverstein
                                   Title:  Vice President


Dated: August 16, 2004




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                                  EXHIBIT INDEX


             Item 601 (a) of       Sequentially
Exhibit      Regulation S-K        Numbered
Number       Exhibit No.           Description                         Page
------       -----------           -----------                         ----

1            4                     Pooling and Servicing Agreement     5